Exhibit 99.105

North Valley Bancorp

(NASDAQ: NOVB)

Sandler O'Neill & Partners, LP

West Coast Financial Services Conference

March 9, 2006

Michael J. Cushman
President/CEO

North Valley Bank

Business Bank

Link to searchable text

Link to searchable text

Presentation Contents

1. Company Profile
2. Management Team
3. Business Model
4. Growth Strategy
5. 2005 Highlights
6. Financial Summary

NVB North Valley Bank

NVB Business Bank

3

Link to searchable text

Company Profile

- Founded in 1972
- Holding Company for North Valley Bank and NVB Business Bank
- Headquartered in Redding, California
- Total assets $918 million, as of December 31, 2005
- 26 branches serving nine counties
- NASDAQ:NOVB - since 1998

NVB North Valley Bank

NVB Business Bank

4

Link to searchable text

CRESCENT CITY
McKINLEYVILLE
EUREKA
FERNDALE
WEAVERVILLE
HAYFORK
SHASTA LAKE
REDDING
PALO CEDRO
ANDERSON
COTTONWOOD
GARBERVILLE
WILLITS
UKIAH
WOODLAND
ROSEVILLE
SANTA ROSA
SACRAMENTO
FAIRFIELD
NVB
North Valley Bank
NVB
Business Bank

Link to searchable text

Link to searchable text

Business Model

- Consumer-focused retail branch system
- Five Business Banking Centers serving commercial clients
- Residential Real Estate Lending Group
- Consumer Lending Group

NVB North Valley Bank
NVB Business Bank
7

Link to searchable text

Link to searchable text

Link to searchable text

Diluted EPS
$1.20
$1.00
$0.80
$0.60
$0.40
2001
2002
2003
2004
2005

Total Assets
$1,000,000
$900,000
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
2001
2002
2003
2004
2005

Total Deposits
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
2001
2002
2003
2004
2005

Net Loans
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
2001
2002
2003
2004
2005

NVB North Valley Bank

NVB Business Bank

Link to searchable text

NASDAQ: NOVB

(Redding – New Calatrava Designed Sun Dial Bridge)

Link to searchable text

This section contains the searchable text

(NASDAQ: NOVB)

Sandler O'Neill& Partners, LP
West Coast Financial Services Conference
March 9, 2006

Michael J. Cushman
President/CEO

Disclaimer Disclosure

This presentation contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. For a discussion of factors that could cause actual results to differ, please refer to the Company’s periodic reports filed with the Securities and Exchange Commission, including its annual report on Form 10-K for the year ended December 31, 2005 (and in particular, the discussion of risk factors within that report) which should be considered when evaluating the business prospects of the Company.

Presentation Contents

  Company Profile
  Management Team
  Business Model
  Growth Strategy
  2005 Highlights
  Financial Summary

Company Profile

o   Founded in 1972
o   Holding Company for North Valley Bank and NVB Business Bank
o   Headquartered in Redding, California
o   Total assets $918 million, as of December 31, 2005
o   26 branches serving nine counties
o   NASDAQ:NOVB - since 1998

[GRAPHIC MAP OMITTED]

Executive	Title	Banking Experience
Mike Cushman	President/CEO	29
Scott Louis	EVP/Chief Operations Officer	33
Roger Nash	EVP/Chief Lending Officer	35
Eric Woodstrom	EVP/Chief Credit Officer	25
Kevin Watson	EVP/Chief Financial Officer	5

Business Model

o  Consumer-focused retail branch system
o  Five Business Banking Centers serving commercial clients
o  Residential Real Estate Lending Group
o  Consumer Lending Group

Growth Strategy

o   Organic growth focused on our highest growth markets
o   De novo retail branching in the NVB Business Bank markets
o   Acquisitions in contiguous markets exhibiting strong growth characteristics

2005 Highlights

o   Integrated Yolo Community Bank, acquired August 2004, thereby, gaining entry into some of California's high-growth markets (Placer, Sutter & Yolo Counties)
o   Q4 NIM grew to 5.40% from Q3 5.23%
o   Full implementation of SOX 404
o   Opened two new full-service Business Bank locations in Santa Rosa and Ukiah
o   28 locations, total assets now $918mm

	2001	2002	2003	2004	2005
Diluted EPS	0.82	1.11	1.13	1.17	1.17

	2001	2002	2003	2004	2005
Total Assets	594973	655770	677693	866231	918415

	2001	2002	2003	2004	2005
Net Loans	391022	437843	372660	546128	616648

	2001	2002	2003	2004	2005
Total Deposits	514278	555053	598314	711654	746690

NASDAQ: NOVB

[GRAPHIC OMITTED]

(Redding - New Calatrava Designed Sun Dial Bridge)

11